SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of _____, 2006, and is entered into by and between iFreedom Communications International Holdings, Limited, a corporation organized under the laws of Hong Kong ; IFreedom Communications Corporation, a company organized under the laws of the Philippines; IFreedom Communications (Malaysia) Sdn. Bhd., a corporation organized under the laws of Malaysia ; IFreedom Communications, Inc., a corporation organized under the laws of the State of Delaware iFreedom Communications Hong Kong Limited, a corporation organized under the laws of Hong Kong); iFreedom UK, Ltd., a corporation organized under the laws of the United Kingdom (“UK”) corporation ( collectively the “Company”), and Fusion Telecommunications International, Inc., a New York corporation (“Secured Party”).

PRELIMINARY STATEMENTS

A.  Pursuant to that certain Demand Note, by and between Company and Secured Party of even date (as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, the “Note”) Secured Party has made a loan to Company, subject to the terms and conditions set forth in the Note.

B.  It is a condition precedent to the Secured Party’s taking of the Note that Company shall have granted the security interest and undertaken the obligations contemplated by this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the agreements and covenants set forth herein, and in order to induce Secured Party to hold the Note, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.  Grant of Security.

Company hereby grants to Secured Party a security interest in all of Company’s right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which Company now has or hereafter acquires an interest and wherever the same may be located (the “Collateral”):

(a)  all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the “Equipment”);

(b)  all inventory in all of its forms, including but not limited to all goods held by Company for sale or lease or to be furnished under contracts of service or so leased or furnished (collectively the “Inventory”);

(c)  all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind owned by or owing to Company and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles (other than Intellectual Property Collateral) or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the “Accounts”, and any and all such security agreements, leases and other contracts being the “Related Contracts”);

(d)  all deposit accounts (the “Deposit Accounts”), together with (i) all amounts on deposit from time to time in such deposit accounts, and (ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(e)  investment property, including, but not limited to commodity accounts and commodity contracts;

(f)  letter of credit rights;

(g)  promissory notes;

(h)  the “Intellectual Property Collateral”, which term means:

(i)  all right, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other business identifiers and applications pertaining thereto, owned by Company, or hereafter adopted and used, in its business (collectively, the “Trademarks”), all registrations that have been or may hereafter be issued or applied for thereon in the United States and in foreign countries (the “Trademark Registrations”), and all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the “Trademark Rights”);

(ii)  all right, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by Company and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by Company in whole or in part, all rights corresponding thereto, and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the “Patents”); and

(iii)  (a) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office (the “Copyright Office”) or any similar office or agency in any other country, (b) all renewals of any of the foregoing, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing collectively being referred to as the “Copyrights”);

(i)  all trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information of Company;

(j)  to the extent not included in any other paragraph of this Section 1, all other general intangibles (including without limitation tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

(k)  all books, records, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

(l)  all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and Company shall not be deemed to have granted a security interest in (i) any item of Collateral that is leased to Company and for which Company has not exercised any applicable purchase option; (ii) any of Company’s rights or interests in any license, contract or agreement to which Company is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which Company is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406 of the UCC or any other applicable law (including the United States Bankruptcy Code (the “Bankruptcy Code”)) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Company shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, or (iii) any real property leasehold, unless Company has executed a leasehold mortgage or leasehold deed of trust covering such real property leasehold.

2.  Security for Obligations.

This Agreement secures, and the Collateral assigned by Company is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations of Company. “Secured Obligations” means all obligations and liabilities of Company to Secured Party now or hereafter existing, including all obligations and liabilities arising out of or in connection with the Note.

3.  Representations and Warranties.

Company represents and warrants as follows:

(a)  Ownership of Collateral. Company owns the Collateral free and clear of any Lien (as defined below), security interest, assignment, option or other charge or encumbrance, except for the Liens and security interests (i) set forth on Schedule A hereto, (ii) created by this Agreement or any other document in favor of Secured Party, (iii) resulting from taxes which have not yet been become delinquent, or (iv) that are minor liens, encumbrances and defects in title which do not materially detract from the value of the property subject thereto. This Agreement has been duly and validly authorized by Company and executed and delivered by Company and constitutes the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)) and, subject to the performance of the relevant procedures as specified in Section 6(a) herein with respect to such Collateral, creates a valid, binding, enforceable and perfected security interest in and Lien upon all of the Collateral, to the extent such security interest can be created by performance of the procedures specified in Section 6(a), and Company is duly authorized to make all filings and take all other actions necessary or desirable to perfect and to continue perfected such security interest. For purposes of this Agreement, “Lien” shall mean a pledge, assignment, lien, charge, mortgage, encumbrance, or other security interest obtained under this Agreement or under any other agreement or instrument with respect to any present or future assets, property, contract rights, or revenues in order to secure the payment of indebtedness of the party referred to in the context in which the term is used.

4.  Further Assurances.

(a)  Company agrees that from time to time, at its reasonable expense, Company will promptly execute and deliver to Secured Party one or more financing and continuation statements, and amendments thereto, relating to all or any part of the Collateral, and all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

(b)  Company will give prompt written notice to Secured Party of, and defend the Collateral against, any suit, action or proceeding related to the Collateral or which could adversely affect the security interests and Liens granted hereunder.

5.  Certain Covenants of Company.

Company shall:

(a)  give Secured Party 15 days’ prior written notice of any change in Company’s chief place of business, chief executive office or residence or the office where Company keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts, prior to effectuating any change described in the preceding sentence, Company shall take or cause to be taken all actions deemed by Secured Party to be necessary or desirable to prevent any financing or continuation statement from becoming seriously misleading or rendered ineffective, or the security interests granted herein from becoming unperfected or the relative priority thereof otherwise impaired, as a result of such removal or change and, if reasonably requested by Secured Party, shall provide an opinion of nationally recognized counsel in form and substance reasonably satisfactory to Secured Party, describing such actions and confirming that such actions have been taken and are effective to prevent such results;

(b)  maintain, or cause to be maintained, all items of the Collateral in good condition and repair, ordinary wear and tear excepted in the case of Equipment, and pay, or cause to be paid, the costs of repairs to or maintenance of that Collateral which is of a type that could be repaired or maintained;

(c)  not use any Collateral in material violation of law or any applicable policy of insurance;

(d)  pay or cause to be paid when due all taxes, assessments, and other charges relating to the Collateral or this Agreement and reimburse Secured Party for all reasonable costs of and reasonable fees incurred in connection with the filing of the documents and instruments referred to in Section 6(a) hereof; and

(e)  furnish to Secured Party from time to time (but, unless an Event of Default (as defined in Section 6(b) below) shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Intellectual Property Collateral and such other reports in connection with the Intellectual Property Collateral as Secured Party may reasonably request, all in reasonable detail.

6.  Secured Party Appointed Attorney-in-Fact.

Company hereby irrevocably appoints Secured Party as Company’s attorney-in-fact, with full authority in the place and stead of Company and in the name of Company, Secured Party or otherwise, from time to time in Secured Party’s discretion to take any of the following actions:

(a)  file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral;

(b)  upon the occurrence and during the continuance of any of the default events described in the Note (an “Event of Default”), to ask for, demand, collect, sue for, recover, compound, receive and give acquaintance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)  upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)  upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

(e)  to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Note) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Company to Secured Party, due and payable immediately upon demand;

(f)  upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

(g)  upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Company’s expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Company might do.

The appointment set forth in this Section 6 is coupled with an interest and is irrevocable until such time as the Secured Party gives the Company express written notice the Note is paid in full.

7.  Remedies.

(a)  If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require Company to, and Company hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of Company’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Company’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, or (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party may be the purchaser of any or all of the Collateral at any such sale and Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale effected in accordance with the provisions of this Section 7 and applicable law shall hold the property sold absolutely free from any claim or right on the part of Company, and Company hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Company agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Company hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Company shall liable for the deficiency and the fees and costs of any attorneys employed by Secured Party to collect such deficiency.

8.  Application of Proceeds.

Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Company, and to the payment of all reasonable costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

SECOND: To the payment of all other Secured Obligations and, as to obligations arising under the Note, as provided in the Note; and

THIRD: To the payment to or upon the order of Company, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

9.  Continuing Security Interest; Transfer of Loans; Termination and Release.

(a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations or the cancellation, termination or conversion into Company equity securities of the Note, (ii) be binding upon Company and its successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and their respective successors, transferees and assigns.

(b) Upon the payment in full of all Secured Obligations or the cancellation, expiration or conversion of the Note, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Company. Upon any such payment in full of all Secured Obligations or cancellations, termination or conversion, Secured Party will, at Company’s expense, execute and deliver to Company such documents as Company shall reasonably request to evidence such termination.

10.  Exculpation of Secured Party.

(a)  Secured Party shall not be responsible in any manner for the validity or transferability of any of the Collateral conveyed or held pursuant to the terms of this Agreement, nor for any representation or warranty made by any other party to this Agreement. Nothing contained herein shall be deemed to obligate Secured Party to deliver any funds or evidences of ownership of any asset, tangible or otherwise, nor anything else, to any person or entity, unless the same shall first have been received by Secured Party pursuant to this Agreement.

(b)  Anything in this Agreement to the contrary notwithstanding, in no event shall Secured Party be liable for any special, incidental, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Secured Party has been advised of the likelihood of such loss or damage and regardless of the form of action.

(c)  Secured Party shall not be liable for any action taken or omitted by it in its reasonable discretion under or in connection with this Agreement, the Note, or any other applicable document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct).

(d)  Secured Party shall be entitled to rely, and shall be fully protected in relying, upon advice and statements of legal counsel selected by Secured Party.

(e)  In the event that any notice or instruction required to be delivered to Secured Party hereunder is not so delivered, Secured Party may hold any funds in its possession pursuant to this Agreement, or the interest in any Collateral, pending delivery to it of such written notice or instruction and, if an Event of Default occurs while such funds are in its possession may exercise all other rights and remedies of Secured Party under this Agreement.

(f)  It is understood and agreed that should any dispute arise with respect to the delivery or ownership, or right of possession of or to any of the Collateral, or to any funds received by Secured Party hereunder or in connection herewith, or the due and proper performance by any party of its obligations hereunder, Secured Party is authorized and directed to retain in its possession without liability to anyone all or any of the Collateral or funds delivered to it pursuant hereto until such dispute shall have been settled by mutual and unanimous agreement by the parties concerned, or by a final order, decree or judgment of a court of competent jurisdiction and from which no appeal has been taken and as to which the time the right to appeal has expired. Secured Party shall be entitled, but shall be under no duty whatsoever, to institute an action in interpleader or similar proceedings in order to determine the rights of the respective parties to the Collateral, any funds held pursuant hereto, or to defend any such proceedings.

(g)  Notwithstanding any representation or warranty or other statement set forth herein that the documents and instruments executed and delivered by Company hereunder or pursuant hereto (including without limitation any UCC financing statements) are adequate in form and substance to create and perfect a lien against the Collateral, Secured Party bears no responsibility for investigating whether or not such documents and instruments do effectively create such an interest, and Secured Party bears no responsibility or liability therefor or for the failure of such document or instruments so to create or perfect such an interest.

11.  Indemnification of Secured Party.

Company hereby indemnifies and agrees to hold Secured Party harmless from and against any and all damage, cost, liability, or expenses (including, but not limited to, reasonable legal fees and court costs) that Secured Party incurs by reason of acting in such capacity hereunder, without prejudice to any right that any party may have to recover from the other party for any such damage, cost, liability, or expense. It is expressly agreed and acknowledged by the parties hereto that the foregoing indemnity shall apply to such reasonable legal fees and expenses incurred by Secured Party in defending any action brought by any party hereto alleging misconduct or negligence by Secured Party, unless there shall have been finally concluded by a court of competent jurisdiction that Secured Party was responsible for, or committed, gross negligence or willful misconduct in discharging or in failing to discharge its duties hereunder. The indemnification obligations in this Section shall survive the payment of all obligations hereunder and the resignation or replacement of Secured Party.

12.  Amendments.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Company therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and by Company. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

13.  Notices.

Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three business days after depositing it in the United States mail with postage prepaid and properly addressed to the addresses set forth on the signature pages hereto.

14.  Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

15.  Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

16.  Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

17.  Governing Law; Terms.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

18.  Consent to Jurisdiction and Service of Process.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, SHALL EXCLUSIVELY BE, BROUGHT IN STATE COURT IN THE STATE OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; AND (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.

19.  Waiver of Jury Trial.

COMPANY AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.

20.  Counterparts.

This Agreement may be delivered by facsimile transmission and be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

IN WITNESS WHEREOF, Company and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: ________________
Name:
Title:

If to Secured Party:

1475 West Cypress Creek Road
Fort Lauderdale, Fl 33309

Fax 954 493 8499

IFREEDOM COMMUNICATIONS INTERNATIONAL HOLDINGS, LIMITED

By: ________________
Name:
Title:

IFREEDOM COMMUNICATIONS CORPORATION

By: ________________
Name:
Title:

IFREEDOM COMMUNICATIONS (MALAYSIA) Sdn. Bhd.

By: ________________
Name:
Title:

IFREEDOM COMMUNICATIONS, INC.

By: ________________
Name:
Title:

IFREEDOM COMMUNICATIONS HONG KONG, LIMITED

By: ________________
Name:
Title:

IFREEDOM UK, LTD.

By: ________________
Name:
Title:

If to Company:

iFreedom Communications, Inc.
3 Holland
Irvine, CA 92618

Facsimile: 949-461-9267